UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 28, 2015, Farmers National Banc Corp. (the “Company”) announced earnings for the quarter and year ended December 31, 2014. A copy of the press release and certain financial information for those periods is attached as Exhibit 99.1 hereto and incorporated by reference herein. In addition, on January 30, 2015, the Company mailed a letter to shareholders regarding its quarter and year-end financial results, a copy of which is attached hereto as Exhibit 99.2

A copy of the press release announcing earnings for the quarter and year ended December 31, 2014, and certain financial information for those periods is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the letter to shareholders regarding the Company’s quarter and year-end financial results is attached hereto as Exhibit 99.2. The press release is furnished herein, as part of this Item 2.02, as Exhibit 99.1, and the letter to shareholders is furnished herein, as part of this Item 7.01, as Exhibit 99.2. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02, and Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02, and Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

On January 28, 2015, the Company issued a press release also announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Bancshares Corporation (“National Bancshares”), providing for, among other things, the merger of National Bancshares with and into the Company (the “Merger”). On January 30, 2015, the Company mailed a letter to shareholders also announcing the Merger.

A copy of the press release announcing the proposed Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the letter to shareholders announcing the proposed Merger is attached hereto as Exhibit 99.2 and incorporated herein by reference. The press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1, and the letter to shareholders is furnished herein, as part of this Item 7.01, as Exhibit 99.2. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01, and Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01, and Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS.

On January 28, 2015, the Company issued a press release announcing earnings for the quarter and year ended December 31, 2014, and certain financial information for those periods, and the Merger. On January 30, 2015, the Company mailed a letter to shareholders regarding its quarter and year-end financial results, and the Merger.

Important Additional Information About the Merger.

In connection with the proposed Merger, the Company will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement and a Company prospectus, as well as other relevant documents concerning the proposed transaction.

SHAREHOLDERS OF THE COMPANY AND NATIONAL BANCSHARES AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NATIONAL BANCSHARES, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE PROPOSED MERGER AND THEIR INTERESTS IN THE PROPOSED MERGER AND RELATED MATTERS.

The respective directors and executive officers of the Company and National Bancshares and other persons may be deemed to be participants in the solicitation of proxies from shareholders of the Company and National Bancshares with respect to the proposed Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on March 19, 2014. Information regarding directors and executive officers of National Bancshares is available on its website at http://www.discoverfirstnational.com/. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus to be included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Investors and security holders will be able to obtain free copies of the registration statement (when available) and other documents filed with the SEC by Farmers through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers will be available free of charge on Farmers’ website at https://www.farmersbankgroup.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Forward Looking Statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on the Company’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the Company’s failure to integrate National Bancshares and its subsidiary in accordance with expectations; deviations from performance expectations related to National Bancshares and its subsidiary; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the Company’s behalf. The Company assumes no obligation to update any forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 28, 2015 (filed herewith).

99.2	Letter to Shareholders, dated January 30, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: January 28, 2015